UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2017

CPI AEROSTRUCTURES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of shareholders on June 13, 2017. At the annual meeting, our shareholders considered two proposals: (i) election of two Class I directors to serve for the ensuing three-year period until their respective successor is elected and qualified and election of one Class III director to hold office until the Class III term expires in 2019 and a successor is elected and qualified and (ii) ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Our board of directors is divided into three classes with one class of directors being elected in each year and each class serving a three-year term. The term of office of our Class I directors, consisting of Harvey Bazaar and Terry Stinson expired at this year’s annual meeting. The term of office of our Class II directors, Walter Paulick and Eric Rosenfeld, will expire at our annual meeting in 2018. The term of office of our Class III directors, Michael Faber, Douglas McCrosson and Carey Bond, will expire at our annual meeting in 2019.

As previously announced in December 2016, our board of directors increased size from seven to eight members and appointed Carey Bond to fill the vacancy created by such increase until the annual meeting held on June 13, 2017. Pursuant to New York law and the Company’s bylaws, our newly created board position may not be classified until the next annual meeting of shareholders, and any directors appointed by our board of directors to fill a vacancy serve only until our next annual meeting.

Accordingly, our board of directors nominated Mr. Bond for election to serve as a Class III director until the end of the Class III term at the 2019 annual meeting, concurrent with Class III members Douglass McCrosson and Michael Faber.

The results of the matters voted upon at the annual meeting are below.

Proposal No. 1 – Election of Class I and Class III directors.

The election of each director nominee was approved, as follows:

Name	For	Authority Withheld	Broker Non-Votes
Harvey Bazaar (Class I)	5,795,267	399,416	1,719,563
Terry Stinson (Class I)	5,812,734	381,949	1,719,563
Carey Bond (Class III)	5,796,255	398,428	1,719,563

 Proposal No. 2 – Ratification of the appointment of CohnReznick LLP.

The ratification of the appointment of CohnReznick LLP was approved, as follows:

For	Against	Abstain
7,626,074	38,826	249,346

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2017	CPI AEROSTRUCTURES, INC.

	By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer